                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                           AMENDMENT NO. 1 TO FORM 8-K

                                       ON

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                   May 3, 2002



                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)

                Louisiana                            0-22992                       72-1106167
      (State or other jurisdiction of        (Commission File Number)     (IRS Employer Identification No.)
               incorporation)

                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

      The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained in this Form 8-K that are not historical facts (including without limitation statements to the effect that The Shaw Group Inc. (the "Company" or "Shaw") or its management "believes," "expects," "anticipates," "plans," or other similar expressions) are forward-looking statements based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Company) and assumptions and are subject to change based upon various factors. Should one or more of these risks or uncertainties materialize, or should any of the Company's assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A description of some of the risks and uncertainties that could cause actual results to differ materially from such forward-looking statements can be found in the Company's reports and registration statements filed with the Securities and Exchange Commission, including its Form 10-K and Form 10-Q reports and on the Company's web-site under the heading "Forward Looking Statement." These documents are also available from the Securities and Exchange Commission or from the Investor Relations department of Shaw. For more information on the Company and announcements it makes from time to time on a regional basis visit our web site at www.shawgrp.com.

Item 2. Acquisition of Disposition of Assets.

      Effective as of May 3, 2002, we purchased substantially all of the assets of The IT Group, Inc. and its subsidiaries, other than Beneco Enterprises, Inc., which is subject to a separate bankruptcy case. The purchase price for the acquisition was approximately $52.5 million in cash and 1,671,336 shares of our common stock (the value of this stock was approximately $52.5 million at closing). In addition, we previously provided IT Group with debtor-in-possession financing in connection with IT Group's Chapter 11 bankruptcy reorganization proceedings. As part of the closing, we assumed the outstanding balance of this debtor-in-possession financing, which, at the closing, was approximately $50 million. The assets acquired include, among other things, certain contracts in progress, accounts receivable, equipment and certain real property. In connection with the acquisition of these assets, we assumed certain liabilities of IT Group, including (i) obligations of IT Group arising out of performance of contracts assumed by us on and after the closing; (ii) certain unpaid accounts payable; and (iii) the other liabilities specifically described in our purchase agreement with IT Group.

     In a separate transaction, on June 15, 2002, we acquired substantially all of the assets and assumed certain liabilities of Beneco Enterprises, Inc., a subsidiary of IT Group. The Beneco acquisition was completed as part of a separate Chapter 11 bankruptcy reorganization proceeding solely for Beneco. The purchase price for the Beneco acquisition was (i) cash of approximately $650,000, (ii) our assumption of the outstanding balance (approximately $1.6 million) of debtor-in-possession financing that we had previously provided to Beneco, and (iii) transaction costs of approximately $1.0 million.

      In conjunction with the acquisition of IT Group and Beneco, we entered into agreements with two surety companies. In exchange for our agreement to complete certain of the bonded contracts of IT Group and Beneco, the sureties
(i) paid us approximately $13.3 million in cash and (ii) assigned to us their rights to debtor-in-possession financing of approximately $20 million which the sureties had previously provided to Beneco as part of Beneco's bankruptcy proceedings.

      For the past 76 years, IT Group (including Beneco) has addressed the infrastructure and environmental needs of both private and public sector clients as a leading provider of diversified services, including environmental, engineering, facilities management, construction, emergency response, remediation and information management. Prior to closing our acquisition of the assets of IT Group, IT Group had more than 5,000 employees worldwide. Beneco's primary business was facilities management for governmental and military facilties. We currently plan to continue to use the assets acquired from IT Group and Beneco in substantially the same businesses in which they were used prior to the acquisitions.

      This amended Form 8-K is being filed to provide, pursuant to Item 7 below, the historical financial statements and related notes for IT Group and to include pro forma financial information of the Company giving effect to the acquisitions of IT Group and Beneco.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Businesses Acquired

            The following financial statements of The IT Group, Inc. are filed with this report as Exhibit 99.1 and incorporated herein by reference:

            (i)   Report of Ernst & Young LLP Independent Auditors

            (ii) Consolidated Balance Sheets as of December 28, 2001 and December 29, 2000

            (iii) Consolidated Statements of Operations for the twelve months ended December 28, 2001, December 29, 2000 and December 31,
                  1999

            (iv) Consolidated Statements of Stockholders' Equity (Deficit) for the twelve months ended December 28, 2001, December 29, 2000 and December 31, 1999

            (v) Consolidated Statements of Cash Flows for the twelve months ended December 28, 2001, December 29, 2000 and December 31, 1999

            (vi)  Notes to Consolidated Financial Statements

      (b)   Pro Forma Financial Information

            The following pro forma financial statements of the Company are filed with this report as Exhibit 99.2 and incorporated herein by reference:

            (i) Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

            (ii) Unaudited Pro Forma Condensed Combined Balance Sheet as of February 28, 2002

            (iii) Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

            (iv) Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended February 28, 2002 and the twelve months ended August 31, 2001

            (v) Notes to Unaudited Pro Forma Condensed Combined Statements of Income

      (c)   Exhibits

     *2.1 Composite Asset Purchase Agreement, dated as of January 23, 2002, by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc., including the following amendments: (i) Amendment No. 1, dated January 24, 2002, to Asset Purchase Agreement, (ii) Amendment No. 2, dated January 29, 2002, to Asset Purchase Agreement, and (iii) a letter agreement amending
            Section 8.04(a)(ii) of the Asset Purchase Agreement, dated as of April 30, 2002, between The IT Group, Inc. and The Shaw Group Inc.

     *2.2 Amendment No. 3, dated May 2, 2002, to Asset Purchase Agreement by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc.

     *2.3 Amendment No. 4, dated May 3, 2002, to Asset Purchase Agreement by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc.

     **23.1 Consent of Ernst & Young LLP

     **99.1 Audited consolidated financial statements of The IT Group, Inc. as of December 28, 2001 and December 29, 2000 and for the twelve months ended December 28, 2001, December 29, 2000 and December 31, 1999.

     **99.2 Unaudited pro forma condensed combined financial statements of The
            Shaw Group Inc. as of and for the six months ended February 28, 2002 and for the twelve months ended August 31, 2001.

--------------------

       *    Previously filed as the same numbered exhibit to the initial filing of this report.
      **    Filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE SHAW GROUP INC.
                                 (Registrant)

Date: July 12, 2002              By: /s/ Robert L. Belk
                                    --------------------------------------------
                                        Robert L. Belk, Executive Vice President
                                              and Chief Financial Officer

                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K

       Exhibit Number                              Description
       --------------                              -----------
           *2.1                Composite Asset Purchase Agreement, dated as of
                               January 23, 2002, by and among The Shaw Group
                               Inc., The IT Group, Inc. and certain subsidiaries
                               of The IT Group, Inc., including the following
                               amendments: (i) Amendment No. 1, dated January
                               24, 2002, to Asset Purchase Agreement, (ii)
                               Amendment No. 2, dated January 29, 2002, to Asset
                               Purchase Agreement, and (iii) a letter agreement
                               amending Section 8.04(a)(ii) of the Asset
                               Purchase Agreement, dated as of April 30, 2002,
                               between The IT Group, Inc. and The Shaw
                               Group Inc.

           *2.2                Amendment No. 3, dated May 2, 2002, to Asset
                               Purchase Agreement by and among The Shaw Group
                               Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc.

           *2.3                Amendment No. 4, dated May 3, 2002, to Asset
                               Purchase Agreement by and among The Shaw Group
                               Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc.

          **23.1               Consent of Ernst & Young LLP

          **99.1               Audited consolidated financial statements of The
                               IT Group, Inc. as of December 28, 2001 and
                               December 29, 2000 and for the twelve months ended
                               December 28, 2001, December 29, 2000 and December
                               31, 1999.

          **99.2 Unaudited pro forma condensed combined financial statements of The Shaw Group Inc. as of and for the six months ended February 28, 2002 and for the twelve months ended August 31, 2001.

-----------------

 * Previously filed as the same numbered exhibit to the initial filing of this report.
**  Filed herewith.